FINANCE RECEIVABLES (Details 5) (USD $)	12 Months Ended
	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2010
Amount of earned fees related to debt protection product
Net debt protection revenue, net	$ 8,346,102	$ 7,261,475	$ 1,285,641
Claims paid and change in reserve	2,944,824	1,879,518	131,258
Third party commissions paid	898,811	797,989	138,656
Total expenses	3,843,635	2,677,507	269,914
Net debt protection income:	$ 4,502,467	$ 4,583,968	$ 1,015,727